UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
               (DATE OF EARLIEST EVENT REPORTED): OCTOBER 7, 1998

                           OCWEN FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     FLORIDA                          0-21341                     65-0039856
 (STATE OR OTHER                    (COMMISSION               (I.R.S. EMPLOYER
  JURISDICTION                      FILE NUMBER)             IDENTIFICATION NO.)
OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA       33401
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)               (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 681-8000


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                   PAGE 1 OF 6
                             EXHIBIT INDEX ON PAGE 4

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ITEM 5.  OTHER EVENTS

The news release of Ocwen Financial Corporation, dated October 7, 1998, announcing that it will meet analysts' third quarter earnings estimates and certain other matters, is attached hereto and filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (c)    Exhibits

         The following exhibit is filed as part of this report:

         (99)  News  release of Ocwen  Financial  Corporation  dated  October 7,
               1998.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    OCWEN FINANCIAL CORPORATION
                                    (Registrant)


                                      By:  /s/ Mark S. Zeidman
                                      ------------------------------------------
                                               Mark S. Zeidman
                                               Senior Vice President and
                                               Chief Financial Officer



Date:   October 9, 1998


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

                                INDEX TO EXHIBIT



EXHIBIT NO.   DESCRIPTION                                              PAGE
-----------   -----------                                              ----

    99        News release of Ocwen Financial Corporation,  dated        5
              October 7, 1998, announcing that it will meet analysts' third quarter earnings estimates and certain other matters.


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